Exhibit 4.19
FOIA CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH
RESPECT TO CERTAIN INFORMATION IN THIS AGREEMENT. THIS
INFORMATION HAS BEEN REDACTED AND DENOTED BY ASTERISKS
[***]. COPIES OF THE EXHIBIT CONTAINING THE REDACTED PORTIONS
HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND
EXCHANGE COMMISSION (THE “COMMISSION”) SUBJECT TO A
REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO
RULE 24B-2 UNDER
THE SECURITIES EXCHANGE ACT.
AMENDMENT NUMBER 1
to the
CONTRACT
Between
Satélites Mexicanos, S.A. de C. V.
And
Space Systems/Loral, Inc.
For the
SATMEX 8 Satellite Program
The attached Contract Amendment No. 1 and Information contained therein are confidential and proprietary to Satélites Mexicanos, S.A. de C.V. and Space Systems/Loral, Inc. and shall not be published or disclosed to any third party except as permitted by the terms and conditions of the Contract, as amended.
SATMEX and SS/L Proprietary

FOIA CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO
CERTAIN INFORMATION IN THIS AGREEMENT. THIS INFORMATION HAS BEEN
REDACTED AND DENOTED BY ASTERISKS [***]. COPIES OF THE EXHIBIT CONTAINING
THE REDACTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE COMMISSION
SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2
UNDER
THE SECURITIES EXCHANGE ACT.
EXECUTION VERSION
This CONTRACT AMENDMENT NO. 1 (“Amendment Number 1”) is entered into and effective as of the 24 day of February 2011 between Satélites Mexicanos, S.A. de C.V. (the “Purchaser”) and Space Systems/Loral, Inc. (the “Contractor”), both Purchaser and Contractor are collectively referred to herein as the “Parties”.
WHEREAS, the Parties have entered into a satellite contract effective April 1, 2010 (the “Contract”), and
WHEREAS, the Parties have agreed to update Schedule 1 “Satmex 8 Milestone Payment Plan for Firm Fixed Price and Termination Liability Schedule Satellite” to: (i) re-sequence the Milestones and reflect the progression of Contractor’s work performance on the Satellite and, (ii) reflect the adjustment of the Firm Fixed Price due to Purchaser’s final selection of the Launch Vehicle and associated Launch Support Services for the Launch of the Satellite as set forth in Article 4.4 of the Contract, and
WHEREAS, the Parties have agreed to update Exhibit B to the Contract to reflect some agreed upon changes, and
WHEREAS, the Parties have agreed to change certain other terms and conditions of the Contract and wish to incorporate such changes into the Contract by this Amendment 1,
NOW, THEREFORE, in consideration of the price and other valid consideration and the mutual covenants and agreements contained herein, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the Parties agree as follows:
A.	Description of Changes to the Contract:

1.	Under Exhibit B — Satmex 8 Satellite Technical Specification dated 5/7/2010, delete Exhibit B in its entirety and replace with the enclosed updated Exhibit B “Satmex 8 Satellite Requirements, Revision 1”, dated February 9, 2011.

2.	Under Schedule 1 — “Satmex 8 Milestone Payment Plan for Firm Fixed Price and Termination Liability Schedule” dated 5/7/2010, delete Schedule 1 in its entirety and replace with the enclosed updated Schedule 1 “Satmex 8 Milestone Payment Plan for Firm Fixed Price and Termination Liability Schedule” dated February 9, 2011.

3.	Under Article 2 — SCOPE OF WORK, delete Paragraphs 2.1.2, 2.1.3, 2.1.8, 2.1.9 and 2.1.10 in their entirety and replace with the followings:
2.1.2	Exhibit B, Satmex 8 Satellite Requirements, Revision 1, dated February 9, 2011.

2.1.3	Exhibit C, Mission Assurance Plan, Rev. 1, dated 2/22/2010

2.1.8	Exhibit H, APS Technical Requirements Specification, dated 2/22/2010

2.1.9	Exhibit I, SATMEX 8 Satellite and Ground Control Equipment and Software Product Upgrade Assurance Plan, dated 2/22/2010

2.1.10	Exhibit J, Ground Control Equipment Upgrade Test Plan, dated 4/9/2010
SATMEX and SS/L Proprietary

FOIA CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO
CERTAIN INFORMATION IN THIS AGREEMENT. THIS INFORMATION HAS BEEN
REDACTED AND DENOTED BY ASTERISKS [***]. COPIES OF THE EXHIBIT CONTAINING
THE REDACTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE COMMISSION
SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2
UNDER
THE SECURITIES EXCHANGE ACT.
EXECUTION VERSION
4.	Under Article 4 — PRICE, delete Paragraph 4.1 in its entirety and replace with the following:

4.1	Firm Fixed Price
The price to be paid by Purchaser to Contractor for the Deliverable Items 1 through 10 set forth in Article 3.1 and Mission Operations Support Services, in each case, within the scope of work detailed in the SOW, Orbital Performance Incentives and shipment of Deliverable Items, including shipping insurance and customs and duties associated with shipment of the Satellite to the designated Launch Site and all in accordance with the terms and conditions of this Contract, as specified herein, shall be a firm fixed price of [***] (the “Firm Fixed Price”), which shall be paid in accordance with Schedule 1 hereto, entitled “SATMEX 8 Milestone Payment Plan for Firm Fixed Price”. The Firm Fixed Price includes the ATP Price paid by Purchaser to Contractor under the ATP, which shall be credited against the initial payment set forth in Schedule 1 hereto, but does not include the [***] interest cost calculated based on the Orbital Performance Incentives amount as described in Article 13. The itemization of the Firm Fixed Price is as follows:

Item	Description	Amount
1.	SATMEX 8 Satellite	[***]

2.	Deliverable Data	NSP

3.	Training	NSP

4.	On-Site Support	NSP

5.	In-Plant Participation	NSP

6.	Technical Support over the Mission Life	NSP

7.	Two (2) Dynamic Satellite Simulators (DSSs)	[***]

8.	Ground Control Equipment Upgrades	[***]

9.	Launch Support Services (launch base operations)	[***]

10	Mission Operations Support Services	NSP

	Total Firm Fixed Price	[***]
SATMEX and SS/L Proprietary

FOIA CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO
CERTAIN INFORMATION IN THIS AGREEMENT. THIS INFORMATION HAS BEEN
REDACTED AND DENOTED BY ASTERISKS [***]. COPIES OF THE EXHIBIT CONTAINING
THE REDACTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE COMMISSION
SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2
UNDER
THE SECURITIES EXCHANGE ACT.
EXECUTION VERSION
The Firm Fixed Price includes all applicable taxes, duties and similar liabilities imposed by the United States Government or any political subdivision thereof, in connection with Contractor’s performance under this Contract other than taxes imposed on Purchaser as a result of Purchaser accepting title, ownership or possession of any Deliverable Items under this Contract. The Firm Fixed Price includes any applicable taxes, duties and similar liabilities imposed upon Contractor’s acquisition of items and services from subcontractors and suppliers in performance of its obligations hereunder.
5.	Under Article 5 — PAYMENTS, delete Paragraph 5.4 in its entirety and replace with the following:
5.4	Invoices
Invoices required to be delivered by Contractor hereunder shall be emailed or faxed to Purchaser and followed by original plus one (1) copy at the following address:
Satélites Mexicanos, S.A. de C.V.
[***]
Attention: Dr. Dionisio M. Tun Molina
Phone: [***]
Facsimile: [***]
E-mail address: [***]
or to such other address as Purchaser may specify in writing to Contractor. A copy of the invoice shall be sent to [***], phone [***], facsimile [***], email address: [***]; and [***], phone [***], facsimile [***], email address: [***].

The invoice shall contain the following mailing address:
[***]
SATMEX and SS/L Proprietary

FOIA CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO
CERTAIN INFORMATION IN THIS AGREEMENT. THIS INFORMATION HAS BEEN
REDACTED AND DENOTED BY ASTERISKS [***]. COPIES OF THE EXHIBIT CONTAINING
THE REDACTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE COMMISSION
SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2
UNDER
THE SECURITIES EXCHANGE ACT.
EXECUTION VERSION
6. Under Article 29 — NOTICES, delete Paragraph 29.1 in its entirety and replace with the following:
29.1	Written Notification
Each notice or correspondence required or permitted to be given or made hereunder shall be in writing (except where oral notice is specifically authorized) to the respective addresses, facsimile, e-mail and telephone numbers and to the attention of the individuals set forth below, and any such notice shall be deemed given on the earlier to occur of (i) actual receipt, irrespective of whether sent by post, facsimile transmission (followed by mailing of the original copy), overnight courier, e-mail or other method, and (ii) seven (7) days after mailing by registered or certified mail, return receipt requested, postage prepaid.
In the case of Purchaser:
[***]
With a separately delivered copy to:
[***]
In the case of Contractor:
[***]
B.	Status of Contract: Except as expressly amended, the Parties agree that the terms and conditions of the Contract remain in full force and effect.

C.	Counterparts: This Amendment No. 1 may be executed in one or more counterparts, all of which taken together shall constitute this Amendment No. 1. A facsimile of a signed copy of this Amendment No. 1 may be relied upon as an original.

D.	Integration: This Amendment No. 1, together with the Contract, represents the entire agreement between Purchaser and Contractor with respect to the purchase, construction and delivery of the Satmex 8 Satellite, and supersedes all prior agreements, both oral and written between the Parties, with respect to the subject matter hereof.
SATMEX and SS/L Proprietary

FOIA CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO
CERTAIN INFORMATION IN THIS AGREEMENT. THIS INFORMATION HAS BEEN
REDACTED AND DENOTED BY ASTERISKS [***]. COPIES OF THE EXHIBIT CONTAINING
THE REDACTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE COMMISSION
SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2
UNDER
THE SECURITIES EXCHANGE ACT.
EXECUTION VERSION
E.	As a result of this Amendment No. 1, the following pages are replaced in the Contract so that a conformed copy of the Contract may be maintained:

Replace with Contract Page
Delete Contract Page No.	No. (attached hereto)	Description of Change
Exhibit B	Exhibit B Rev. 1 dated 2/9/11	See Item A1 above

Schedule 1	Schedule 1, dated 2/9/11	See Item A2 above

12	12	See Item A3 above

16-17	16-17	See Item A4 above

21-22	21-22	See Item A5 above

92	92	See Item A6 above
IN WITNESS WHEREOF, duly authorized representatives of the undersigned Parties have executed this Amendment No. 1 as of the effective date above.

	SPACE SYSTEMS/LORAL, INC.		SATÉLITES MEXICANOS, S.A. DE C.V.

By:	/s/ R. A. Haley	By:	/s/ Patricio E. Northland
	R. A. Haley		Patricio E. Northland
	Senior Vice President		CEO
	Finance & Contracts		SATMEX
SATMEX and SS/L Proprietary

FOIA CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN
INFORMATION IN THIS AGREEMENT. THIS INFORMATION HAS BEEN REDACTED AND
DENOTED BY ASTERISKS [***]. COPIES OF THE EXHIBIT CONTAINING THE REDACTED
PORTIONS HAVE BEEN FILED SEPARATELY WITH THE COMMISSION SUBJECT TO A REQUEST
FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER
THE SECURITIES EXCHANGE ACT.
EXECUTION VERSION
ARTICLE 2- SCOPE OF WORK
2.1	Provision of Services and Materials

Contractor shall provide the necessary personnel, expertise, material, services, and facilities to: design, manufacture, test, and deliver to Purchaser for Acceptance, one (1) SATMEX 8 Satellite together with all other Deliverable Items referred to in Article 3.1, in accordance with the following Exhibits, which are attached hereto and made a part hereof:
2.1.1	Exhibit A — SATMEX 8 Satellite Statement of Work, dated 3/12/ 2010

2.1.2	Exhibit B — SATMEX 8 Satellite Requirements, Rev. 1, dated 2/9/2011

2.1.3	Exhibit C — Mission Assurance Plan, Rev. 1, dated 2/22/2010

2.1.4	Exhibit D — SATMEX 8 Satellite Test Plan, dated 5/7/2010

2.1.5	Exhibit E — SATMEX 8 Dynamic Satellite Simulator Specification, dated 3/12/2010

2.1.6	Exhibit F — GCE Upgrade Statement of Work , dated 3/19/2010

2.1.7	Exhibit G — iTACS Technical Requirements Specification, dated 3/12/ 2010

2.1.8	Exhibit H — APS Technical Requirements Specification, dated 2/22/2010

2.1.9	Exhibit I — SATMEX 8 Satellite Ground control Equipment and Software Product Upgrade Assurance Plan, dated 2/22/2010

2.1.10	Exhibit J — Ground Control Equipment Upgrade Test Plan, dated 4/9/2010

2.1.11	Exhibit K — Ground Control Equipment Upgrade Training Plan and Technical Assistance, dated 3/12/2010

Use or disclose of the data contained on this page is subject to the restriction set forth in Article 26
Satmex 8 Amendment 1

FOIA CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN
INFORMATION IN THIS AGREEMENT. THIS INFORMATION HAS BEEN REDACTED AND
DENOTED BY ASTERISKS [***]. COPIES OF THE EXHIBIT CONTAINING THE REDACTED
PORTIONS HAVE BEEN FILED SEPARATELY WITH THE COMMISSION SUBJECT TO A REQUEST
FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER
THE SECURITIES EXCHANGE ACT.
EXECUTION VERSION
2.1.12	Exhibit L — SATMEX 8 Program Satellite and DSS Training Plan, dated 3/12/2010

Use or disclose of the data contained on this page is subject to the restriction set forth in Article 26
Satmex 8 Amendment 1

FOIA CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN
INFORMATION IN THIS AGREEMENT. THIS INFORMATION HAS BEEN REDACTED AND
DENOTED BY ASTERISKS [***]. COPIES OF THE EXHIBIT CONTAINING THE REDACTED
PORTIONS HAVE BEEN FILED SEPARATELY WITH THE COMMISSION SUBJECT TO A REQUEST
FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER
THE SECURITIES EXCHANGE ACT.
EXECUTION VERSION
ARTICLE 4- PRICE
4.1	Firm Fixed Price

The price to be paid by Purchaser to Contractor for the Deliverable Items 1 through 10 set forth in Article 3.1 and Mission Operations Support Services, in each case, within the scope of work detailed in the SOW, Orbital Performance Incentives and shipment of Deliverable Items, including shipping insurance and customs and duties associated with shipment of the Satellite to the designated Launch Site and all in accordance with the terms and conditions of this Contract, as specified herein, shall be a firm fixed price of [***] (the “Firm Fixed Price”), which shall be paid in accordance with Schedule 1 hereto, entitled “SATMEX 8 Milestone Payment Plan for Firm Fixed Price”. The Firm Fixed Price includes the ATP Price paid by Purchaser to Contractor under the ATP, which shall be credited against the initial payment set forth in Schedule 1 hereto, but does not include the [***] interest cost calculated based on the Orbital Performance Incentives amount as described in Article 13. The itemization of the Firm Fixed Price is as follows:

Item	Description	Amount
1.	SATMEX 8 Satellite	[***]

2.	Deliverable Data	NSP

3.	Training	NSP

4.	On-Site Support	NSP

5.	In-Plant Participation	NSP

6.	Technical Support over the Mission Life	NSP

7.	Two (2) Dynamic Satellite Simulators (DSSs)	[***]

8.	Ground Control Equipment Upgrades	[***]

9.	Launch Support Services (launch base operations)	[***]

10	Mission Operations Support Services	NSP

	Total Firm Fixed Price	[***]

Use or disclose of the data contained on this page is subject to the restriction set forth in Article 26
Satmex 8 Amendment 1

FOIA CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN
INFORMATION IN THIS AGREEMENT. THIS INFORMATION HAS BEEN REDACTED AND
DENOTED BY ASTERISKS [***]. COPIES OF THE EXHIBIT CONTAINING THE REDACTED
PORTIONS HAVE BEEN FILED SEPARATELY WITH THE COMMISSION SUBJECT TO A REQUEST
FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER
THE SECURITIES EXCHANGE ACT.
EXECUTION VERSION
The Firm Fixed Price includes all applicable taxes, duties and similar liabilities imposed by the United States Government or any political subdivision thereof, in connection with Contractor’s performance under this Contract other than taxes imposed on Purchaser as a result of Purchaser accepting title, ownership or possession of any Deliverable Items under this Contract. The Firm Fixed Price includes any applicable taxes, duties and similar liabilities imposed upon Contractor’s acquisition of items and services from subcontractors and suppliers in performance of its obligations hereunder.

4.2	Effect of Payment

Payments made under this Contract shall neither relieve Contractor from the performance of any of its obligations under this Contract, nor constitute a waiver of any of Purchaser’s rights and remedies hereunder.

4.3	Tax Responsibilities
4.3.1	Purchaser shall be responsible for all taxes, duties, fees, levies, business, property and sales taxes imposed after or in connection with the transfer of title of the SATMEX 8 Satellite or other Deliverable Items to Purchaser, withholding or value added taxes, bonds, charges, contributions or any other fiscal burden related to the delivery, acceptance or use of Deliverable Items under this Contract, including but not limited to all financial liabilities imposed by the Mexican Government. Purchaser shall not be liable for any taxes imposed on Contractor pursuant to Article 4.1 above. Notwithstanding the above, Contractor shall be responsible for any net U.S. income taxes imposed on Contractor for its performance under this Contract.

Use or disclose of the data contained on this page is subject to the restriction set forth in Article 26
Satmex 8 Amendment 1

FOIA CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN
INFORMATION IN THIS AGREEMENT. THIS INFORMATION HAS BEEN REDACTED AND
DENOTED BY ASTERISKS [***]. COPIES OF THE EXHIBIT CONTAINING THE REDACTED
PORTIONS HAVE BEEN FILED SEPARATELY WITH THE COMMISSION SUBJECT TO A REQUEST
FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER
THE SECURITIES EXCHANGE ACT.
EXECUTION VERSION
[***]
5.3	Late Payment

In the event that any payment to Contractor is not made when due hereunder, without prejudice to Contractor’s other rights and remedies under this Contract, at law or in equity, Purchaser shall pay Contractor interest at the rate of [***]% compounded annually on the unpaid balance thereof from the date such payment is due hereunder until such time as payment is made. [***]

5.4	Invoices

Use or disclose of the data contained on this page is subject to the restriction set forth in Article 26
Satmex 8 Amendment 1

FOIA CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN
INFORMATION IN THIS AGREEMENT. THIS INFORMATION HAS BEEN REDACTED AND
DENOTED BY ASTERISKS [***]. COPIES OF THE EXHIBIT CONTAINING THE REDACTED
PORTIONS HAVE BEEN FILED SEPARATELY WITH THE COMMISSION SUBJECT TO A REQUEST
FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER
THE SECURITIES EXCHANGE ACT.
Invoices required to be delivered by Contractor hereunder shall be emailed or faxed to Purchaser and followed by original plus one (1) copy at the following address:
[***]
Attention: Dr. Dionisio M. Tun Molina
Phone: [***]
Facsimile: [***]
E-mail address: [***]
or to such other address as Purchaser may specify in writing to Contractor. A copy of the invoice shall be sent to [***], phone [***], facsimile [***], email address: [***]; and [***], phone [***], facsimile [***], email address: [***].

The invoice shall contain the following mailing address:
[***]
5.5	Payment Bank

All payments made to Contractor hereunder shall be in U.S. currency and shall be made by electronic funds transfer to the following account:
SPACE SYSTEMS/LORAL, INC.
[***]
or such other account or accounts as Contractor may specify in writing to Purchaser thirty (30) days before the corresponding payment date.

Use or disclose of the data contained on this page is subject to the restriction set forth in Article 26
Satmex 8 Amendment 1

FOIA CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN
INFORMATION IN THIS AGREEMENT. THIS INFORMATION HAS BEEN REDACTED AND
DENOTED BY ASTERISKS [***]. COPIES OF THE EXHIBIT CONTAINING THE REDACTED
PORTIONS HAVE BEEN FILED SEPARATELY WITH THE COMMISSION SUBJECT TO A REQUEST
FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER
THE SECURITIES EXCHANGE ACT.
EXECUTION VERSION
ARTICLE 29 - NOTICES
29.1	Written Notification

Each notice or correspondence required or permitted to be given or made hereunder shall be in writing (except where oral notice is specifically authorized) to the respective addresses, facsimile, e-mail and telephone numbers and to the attention of the individuals set forth below, and any such notice shall be deemed given on the earlier to occur of (i) actual receipt, irrespective of whether sent by post, facsimile transmission (followed by mailing of the original copy), overnight courier, e-mail or other method, and (ii) seven (7) days after mailing by registered or certified mail, return receipt requested, postage prepaid.
In the case of Purchaser:
[***]
With a separately delivered copy to:
[***]
In the case of Contractor:
[***]

Use or disclose of the data contained on this page is subject to the restriction set forth in Article 26
Satmex 8 Amendment 1